                   ANNUAL REPORT--SEPTEMBER 16, 1996
                   -------------------------------------------------------------

DEAR SHAREHOLDER,

      We are pleased to present you with the Annual Report for PaineWebber Global Small Cap Fund Inc. (the 'Fund') for the year ended July 31, 1996.

GENERAL  MARKET  OVERVIEW

      Nearly all equity markets continued their upward trend during the first seven months of 1996, despite a volatile July. This performance was led by many European countries, as evidenced by year-to-date increases as of July 31, 1996 in the Morgan Stanley Capital International (MSCI) Index for Ireland of 12.8%; Sweden, 10.0%; Spain, 8.7%; and France, 8.0%; as well as the U.S., 6.1% (all data used with permission). Additionally, many of the emerging markets showed significant strength during 1996, providing a sharp contrast to their weakness in early 1995. Conversely, Japan's U.S. dollar return was weak, returning (3.4)% through July.

      More recently, market volatility increased as market sensitivity to interest rates increased and the market's anticipation of future economic growth around the world continued. Corrections in almost all the world equity markets were witnessed in the month of July, including decreases in the U.S. of 4.38%; Italy, 7.41%; and Japan, 4.48%, per the MSCI Index.

PORTFOLIO  REVIEW

      The Fund realized the fruits of its 1995 restructuring efforts in 1996 as it achieved a total year-to-date return through July 31, 1996 of 11.6% based on the Fund's net asset value and 17.0% based on the Fund's share price on the American Stock Exchange. The Fund continues to be heavily weighted in continental Europe (48.4% of net assets as of July 31, 1996), Asia (25.8%) and in select emerging markets (14%). Stock selection was an important driver in achieving the performance of the Fund.

                   -------------------------------------------------------------
                    PORTFOLIO REVIEW

      Some examples of portfolio stocks with significant year-to-date increases in market value include:

                                JULY YTD RETURN    % OF PORTFOLIO
                                ---------------    --------------
Transocean...................         50%               3.3%
SGL Carbon...................         44%               2.4%
IHC Caland...................         49%               3.0%
Airtours.....................         45%               2.0%
OM Gruppen...................         69%               1.5%


      Of course the Fund's portfolio is actively managed and its composition may vary over time.

INVESTMENT VIEW-OUTLOOK

      GE Investment Management ('GEIM'), subadviser of the Fund, utilizes an investment approach that focuses on fundamental, bottom-up stock selection, choosing companies which are attractive based on their price-to-cash earnings ratio compared to their projected future growth rate. In line with this investment philosophy, GEIM's global team is finding many interesting opportunities around the world:

      EUROPE looks attractive as the global team continues to find companies which are significantly undervalued relative to their long-term growth rates. In addition, it's believed the environment is rapidly changing in Europe as privatizations with entrepreneurial managements, companies specializing in growing niche areas and restructuring take hold.

      U.S. generally looks more expensive relative to opportunities in other parts of the world. As the market continues to rise, stock selection has become even more important.

      JAPAN still looks relatively expensive. Continued concerns over the banking sector problems were renewed as Daiwa Bank was expelled from operating in the U.S. and Sumitomo Bank suffered a huge copper trading loss estimated at over $2 billion.

                   -------------------------------------------------------------
                    PORTFOLIO REVIEW

    ASIA, excluding Japan, continues to look attractive as Asia's economies remain relatively strong with high levels of growth.

    HONG KONG--As the transition of Hong Kong from Britain to China unfolds over the next 12 months, the global team will be carefully monitoring the situation and reporting on its developments.
It's anticipated that the markets will be very volatile as we approach June
1997.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander                  /s/ Ralph R. Layman
MARGO N. ALEXANDER                   RALPH LAYMAN
President                            Portfolio Manager
Mitchell Hutchins Asset Management   Global Small Cap Fund Inc.
Inc.

                        GLOBAL   SMALL   CAP   FUND   INC.

               PORTFOLIO OF INVESTMENTS                            JULY 31, 1996

NUMBER OF
 SHARES                                                                      VALUE
---------                                                                 -----------
COMMON STOCKS - 95.06%
AUSTRALIA - 1.25%
Food - 0.59%
  175,000  Burns Phillip & Company, Limited............................   $   285,598
                                                                          -----------
Services - 0.66%
  511,842  AAPC Limited................................................       316,709
                                                                          -----------
Total Australia Common Stocks..........................................       602,307
                                                                          -----------
AUSTRIA - 1.88%
Iron & Steel - 1.88%
   12,052  Boehler Uddeholm Bearer.....................................       903,275
                                                                          -----------
CROATIA - 1.67%
Consumer Goods - 1.67%
   20,423  Pliva DD**..................................................       801,603
                                                                          -----------
FINLAND - 9.86%
Banks - 1.50%
   26,550  Komercni Bank AS GDR**......................................       719,505
                                                                          -----------
Capital Equipment - 3.14%
   58,000  Konecranes International....................................     1,512,234
                                                                          -----------
Consumer Durables - 0.53%
    3,684  Raison Tehtaat..............................................       254,499
                                                                          -----------
Manufacturing - 1.27%
   38,888  Valmet Corporation..........................................       610,956
                                                                          -----------
Newspaper & Publishing - 1.07%
   20,000  AAmulehti Yhtymae Bearer....................................       512,546
                                                                          -----------
Transportation/Marina - 2.35%
   56,600  Finnilines OY...............................................     1,128,872
                                                                          -----------
Total Finland Common Stocks............................................     4,738,612
                                                                          -----------
FRANCE - 2.15%
Infrastructure - 0.98%
    5,300  Technip SA/ Compagnie Francaise.............................       472,087

                                                                          -----------
Producers' Goods - 1.17%
   30,800  Coflexip S.A. Spoorit
             ADR.......................................................       562,100
                                                                          -----------
Total France Common Stocks.............................................     1,034,187
                                                                          -----------

                        GLOBAL   SMALL   CAP   FUND   INC.

NUMBER OF
 SHARES                                                                      VALUE
---------                                                                 -----------
COMMON STOCK - (CONTINUED)
GERMANY - 4.05%
Capital Equipment - 0.83%
   15,000  Turbon International AG.....................................   $   398,383
                                                                          -----------
Chemicals - 2.47%
   10,800  SGL Carbon AG...............................................     1,189,893
                                                                          -----------
Producers' Goods - 0.75%
    4,600  Adidas AG...................................................       359,326
                                                                          -----------
Total Germany Common Stocks............................................     1,947,602
                                                                          -----------
HONG KONG - 9.90%
Capital Equipment - 0.20%
1,100,000  Harbour Ring International..................................        95,302
                                                                          -----------
Consumer Durables - 1.47%
  400,000  Vtech Holdings..............................................       708,624
                                                                          -----------
Diversified Holding Company - 1.01%
1,034,000  Four Seas Mercantile Holdings...............................       484,690
                                                                          -----------
Electronics - 0.92%
  200,000  Johnson Electric Holdings...................................       439,657
                                                                          -----------
Insurance - 0.65%
  392,000  National Mutual Asia Limited................................       314,277
                                                                          -----------
Packaging & Containers - 1.93%
2,412,000  M.C. Packaging (HK) Limited.................................       927,896
                                                                          -----------
Producers' Goods - 0.88%
1,490,000  Yue Yuen Industries.........................................       423,881
                                                                          -----------
Retail - 2.84%
  325,300  Dickson Concept International Limited.......................       389,100
1,100,000  Giordano International Limited..............................       974,358
                                                                          -----------
                                                                            1,363,458
                                                                          -----------
Total Hong Kong Common Stocks..........................................     4,757,785
                                                                          -----------
HUNGARY - 0.78%
Food Processing - 0.78%

    9,346  Pick Szeged Ord Bearer......................................       376,741
                                                                          -----------
INDIA - 1.90%
Energy, Reserves & Production - 1.90%
   50,000  BSES........................................................       912,500
                                                                          -----------

                        GLOBAL   SMALL   CAP   FUND   INC.

NUMBER OF
 SHARES                                                                      VALUE
---------                                                                 -----------
COMMON STOCK - (CONTINUED)
INDONESIA - 3.50%
Automotive - 2.02%
  659,500  Astra International.........................................   $   757,240
  226,666  Steady Safe.................................................       212,063
                                                                          -----------
                                                                              969,303
                                                                          -----------
Banks - 0.72%
  390,000  Panin Bank..................................................       348,288
                                                                          -----------
Building Materials - 0.58%
  280,000  Mulia Industrindo...........................................       279,821
                                                                          -----------
Tire & Rubber - 0.18%
  175,000  Gadjah Tunggal..............................................        85,584
                                                                          -----------
Total Indonesia Common Stocks..........................................     1,682,996
                                                                          -----------
IRELAND - 1.42%
Transportation/Marina - 1.42%
   76,769  Irish Continental...........................................       682,998
                                                                          -----------
ITALY - 7.37%
Auto Parts - 1.18%
   53,300  Brembo Spa*.................................................       568,051
                                                                          -----------
Capital Equipment - 3.85%
   40,000  Carraro Spa.................................................       171,048
   15,607  Industria Macchine Automatiche..............................       105,447
  155,000  Gildemeister Italiana.......................................       540,446
  100,000  Riva Finanziaria............................................       417,752
   10,000  Saes Getters Spa ADR........................................       150,000
   22,311  Safilo......................................................       466,757
                                                                          -----------
                                                                            1,851,450
                                                                          -----------
Consumer Durables - 2.34%
   17,145  Industrie Natuzzi Spa*......................................       775,811
   80,700  Pagnossin Spa*..............................................       347,744
                                                                          -----------
                                                                            1,123,555
                                                                          -----------
Total Italy Common Stocks..............................................     3,543,056

                                                                          -----------
JAPAN - 2.53%
Auto Parts - 0.76%
   12,100  Royal Limited...............................................       364,967
                                                                          -----------
Materials - 0.53%
    7,200  Nihon Jumbo Company.........................................       255,613
                                                                          -----------
Retail (All Other) - 1.01%
   10,400  Circle K Japan Company......................................       485,148
                                                                          -----------

                        GLOBAL   SMALL   CAP   FUND   INC.

NUMBER OF
 SHARES                                                                      VALUE
---------                                                                 -----------
COMMON STOCK - (CONTINUED)
JAPAN - (CONCLUDED)
Services - 0.23%
    7,700  Kurogeya Company............................................   $   109,634
                                                                          -----------
Total Japan Common Stocks..............................................     1,215,362
                                                                          -----------
KOREA - 1.17%
Brewery - 0.64%
    9,840  Cho Sun Brewery.............................................       307,462
                                                                          -----------
Telecommunications - 0.53%
      290  Korea Mobile Telecom Corporation............................       253,291
                                                                          -----------
Total Korea Common Stocks..............................................       560,753
                                                                          -----------
NETHERLANDS - 4.05%
Capital Equipment - 0.27%
    5,757  Toolex Alpha NV.............................................       128,093
                                                                          -----------
Food Processing - 0.62%
    2,821  Nutricia Verenigde Bedrijven................................       300,847
                                                                          -----------
Transportation/Marina - 3.16%
   31,000  IHC Caland NV...............................................     1,519,792
                                                                          -----------
Total Netherlands Common Stocks........................................     1,948,732
                                                                          -----------
NORWAY - 4.12%
Equipment - 0.35%
   20,000  Sensonor A/S................................................       166,444
                                                                          -----------
Oil & Gas - 3.77%
   10,000  Petroleum Geo-Service*......................................       273,220
   59,463  Transocean AS...............................................     1,540,613
                                                                          -----------
                                                                            1,813,833
                                                                          -----------
Total Norway Common Stocks.............................................     1,980,277
                                                                          -----------
PERU - 0.31%
Services - 0.31%
    6,795  Telefonic Del Peru SA.......................................       148,641
                                                                          -----------

PHILIPPINES - 1.98%
Brewery - 1.77%
  301,510  San Miguel Corporation Class B..............................       851,431
                                                                          -----------
Consumer Durables - 0.14%
  200,000  Marsman & Company...........................................        68,689
                                                                          -----------

                        GLOBAL   SMALL   CAP   FUND   INC.

NUMBER OF
 SHARES                                                                      VALUE
---------                                                                 -----------
COMMON STOCK - (CONTINUED)
PHILIPPINES - (CONCLUDED)
Telecommunications - 0.07%
   23,600  Pilipino Telephone Corporation..............................   $    31,070
                                                                          -----------
Total Philippines Common Stocks........................................       951,190
                                                                          -----------
SINGAPORE - 2.31%
Consumer Durables - 0.36%
   76,000  Want Want Holdings
             ORD.......................................................       175,560
                                                                          -----------
Financial Services - 0.96%
  140,000  Hong Leong Finance..........................................       461,680
                                                                          -----------
Oil & Gas - 0.99%
  100,000  Far East Levingston.........................................       474,135
                                                                          -----------
Total Singapore Common Stocks..........................................     1,111,375
                                                                          -----------
SWEDEN - 10.75%
Auto Parts - 2.85%
   48,204  Autoliv Ab 'B' Free.........................................     1,370,509
                                                                          -----------
Capital Equipment - 0.41%
   12,500  Assa Abbloy.................................................       196,600
                                                                          -----------
Consumer Durables - 1.39%
   46,916  Garphyttan..................................................       666,945
                                                                          -----------
Financial Services - 2.83%
   20,000  Kinnevik Investments........................................       574,678
   32,300  OM Gruppen AB...............................................       784,004
                                                                          -----------
                                                                            1,358,682
                                                                          -----------
Medical Supplies - 1.82%
   51,300  Getinge Industries..........................................       876,671
                                                                          -----------
Services - 0.57%
   26,655  Netcom Systems AB...........................................       272,097
                                                                          -----------
Transportation - 0.88%
   39,500  Linjebuss 'A'...............................................       424,127

                                                                          -----------
Total Sweden Common Stocks.............................................     5,165,631
                                                                          -----------
TAIWAN - 0.25%
Semiconductor - 0.25%
   17,200  Advanced Semiconductor Engineering, GDR.....................       119,540
                                                                          -----------

                        GLOBAL   SMALL   CAP   FUND   INC.

NUMBER OF
 SHARES                                                                      VALUE
---------                                                                 -----------
COMMON STOCK - (CONTINUED)
THAILAND - 1.19%
Financial Services - 0.40%
  201,000  Siam City Bank plc..........................................   $   193,086
                                                                          -----------
Services - 0.79%
   75,000  Siam Makro..................................................       380,288
                                                                          -----------
Total Thailand Common Stocks...........................................       573,374
                                                                          -----------
UNITED KINGDOM - 7.61%
Services - 6.31%
  652,617  Cordiant plc................................................     1,106,475
  173,500  Capita Group plc............................................       906,766
  127,000  Airtours plc................................................     1,019,319
                                                                          -----------
                                                                            3,032,560
                                                                          -----------
Medical, Hospital, Commercial Services - 1.30%
  310,749  Takare plc..................................................       623,528
                                                                          -----------
Total United Kingdom Common Stocks.....................................     3,656,088
                                                                          -----------

UNITED STATES - 13.06%
Apparel/Textiles - 1.54%
    5,000  Jones Apparel Group Incorporated*...........................       257,500
   10,000  Nine West Group, Incorporated*..............................       483,750
                                                                          -----------
                                                                              741,250
                                                                          -----------
Banks - 0.73%
    6,600  Bank of Boston Corporation..................................       349,800
                                                                          -----------
Computer Hardware - 0.72%
   20,000  Zebra Technologies Corporation*.............................       347,500
                                                                          -----------
Drugs & Medicine - 0.08%
    3,296  Liposome Incorporated*......................................        39,758
                                                                          -----------
Energy Reserves & Production - 0.25%
     4400  Basic Pete International Limited............................       122,100
                                                                          -----------
Health (Non-Drug) - 0.14%

    2,000  United Dental Care Incorporation............................        68,750
                                                                          -----------
Information & Computer Services - 0.59%
    6,400  Catalina Marketing Corporation*.............................       281,600
                                                                          -----------
Leisure, Luxury - 1.03%
   25,000  Cannondale Corporation......................................       493,750
                                                                          -----------
Manufacturing - High Technology - 1.01%
   10,000  EG&G........................................................       181,250
   20,000  Sensormatic Electronics Corporation.........................       305,000
                                                                          -----------
                                                                              486,250
                                                                          -----------

                        GLOBAL   SMALL   CAP   FUND   INC.

NUMBER OF
 SHARES                                                                      VALUE
---------                                                                 -----------
COMMON STOCK - (CONCLUDED)

UNITED STATES - (CONCLUDED)
Manufacturing - General - 0.43%
   10,000  Trimas Corporation..........................................   $   207,500
                                                                          -----------
Medical Products - 1.08%
   15,000  Arrow International Incorporated............................       315,000
   13,200  Sunrise Medical Incorporation*..............................       202,950
                                                                          -----------
                                                                              517,950
                                                                          -----------
Medical Providers - 0.46%
    8,500  FHP International Corporation*..............................       222,063
                                                                          -----------
Other Insurance - 2.03%
   17,000  CMAC Investment Corporation.................................       975,375
                                                                          -----------
Producers' Goods - 0.73%
   10,000  Littlelfuse Incorporated*...................................       352,500
                                                                          -----------
Retail (All Other) - 1.17%
   27,350  Price Costco Incorporated**.................................       560,675
                                                                          -----------
Specialty Retail - 1.07%
   10,000  Barnes & Noble Incorporated*................................       301,250
   15,000  General Nutrition Companies Incorporated                           213,750
                                                                          -----------
                                                                              515,000
                                                                          -----------
Total United States Common Stocks......................................     6,281,821
                                                                          -----------
Total Common Stocks (cost - $40,876,826)...............................    45,696,446
                                                                          -----------

PREFERRED STOCKS - 1.12%

BRAZIL - 1.12%
Home Appliances - 1.12%
1,508,000  Brasmotor
             (cost - $428,914).........................................       536,549
                                                                          -----------


PRINCIPAL
 AMOUNT                                                         MATURITY    INTEREST
  (000)                                                           DATE        RATE
---------                                                       --------    --------
REPURCHASE AGREEMENT - 3.04%
$1,460     Repurchase Agreement dated 07/31/96 with State
           Street Bank & Trust Company, collateralized by
           $1,491,195 U.S Treasury Bonds, 7.250% due
           08/15/22; proceeds: $1,460,219 (cost -
           $1,460,000).......................................   08/01/96      5.400%      1,460,000
                                                                                        -----------
Total Investments (cost - $42,765,740) - 99.22%..............                            47,692,995
Other assets in excess of liabilities - 0.78%................                               374,805
                                                                                        -----------
Net Assets--100.00%..........................................                           $48,067,800
                                                                                        -----------
                                                                                        -----------

------------

*     Non-income producing security
**    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR   American Depositary Receipt
GDR   Global Depositary Receipt

                 See accompanying notes to financial statements

                        GLOBAL   SMALL   CAP   FUND   INC.

                STATEMENT OF ASSETS AND LIABILITIES                JULY 31, 1996

  Assets
  Investments, at value (cost - $42,765,740).....................   $47,692,995
  Cash denominated in foreign currencies (cost - $629,850).......       631,210
  Cash...........................................................       105,062
  Receivable for investments sold................................        26,366
  Dividends and interest receivable..............................        85,939
  Deferred organizational expenses and other assets..............        89,891
                                                                   ------------
  Total assets...................................................    48,631,463

                                                                   ------------
  Liabilities
  Payable for investments purchased..............................       340,642
  Payable to affiliates..........................................        42,110
  Accrued expenses and other liabilities.........................       180,911
                                                                   ------------
  Total liabilities..............................................       563,663
                                                                   ------------
  Net Assets
  Common stock, $0.001 par value; 3,801,667 shares
   issued and outstanding (100,000,000 shares authorized)........         3,802
  Additional paid-in-capital.....................................    51,563,257
  Accumulated net investment loss................................       (99,419)
  Accumulated net realized losses from investment transactions...    (8,320,575)
  Net unrealized appreciation of investments and other assets and liabilities denominated
   in foreign currencies.........................................     4,920,735
                                                                   ------------
  Net assets.....................................................   $48,067,800
                                                                   ------------
                                                                   ------------
  Net asset value per share......................................        $12.64
                                                                   ------------
                                                                   ------------

                 See accompanying notes to financial statements

                        GLOBAL   SMALL   CAP   FUND   INC.

               STATEMENT OF OPERATIONS          FOR THE YEAR ENDED JULY 31, 1996

Investment income:
Dividends (net of foreign withholding taxes of $81,277)...........................................   $  700,506
Interest (net of foreign withholding taxes of $707)...............................................       57,519
                                                                                                     ----------
                                                                                                        758,025
                                                                                                     ----------
Expenses:
Investment advisory and administration............................................................      456,664
Custody and accounting............................................................................      152,302
Legal and audit...................................................................................       54,144
Reports and notices to shareholders...............................................................       47,565
Amortization of organizational expenses...........................................................       43,818
Transfer agency fees and expenses.................................................................       22,929
Directors' fees and expenses......................................................................        6,500
Other expenses....................................................................................       17,706
                                                                                                     ----------
                                                                                                        801,628
                                                                                                     ----------
Net investment loss...............................................................................      (43,603)
                                                                                                     ----------
Realized and unrealized gains (losses) from investment transactions:
Net realized gains (losses) from:
     Investment transactions......................................................................      523,875
     Foreign currency transactions................................................................      (82,912)
Net change in unrealized appreciation/depreciation of:
     Investments..................................................................................    3,542,207
     Other assets and liabilities denominated in foreign currencies...............................       (9,152)
                                                                                                     ----------
Net realized and unrealized gains from investment transactions....................................    3,974,018
                                                                                                     ----------
Net increase in net assets resulting from operations..............................................   $3,930,415
                                                                                                     ----------
                                                                                                     ----------

                 See accompanying notes to financial statements

                        GLOBAL   SMALL   CAP   FUND   INC.

              STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEARS ENDED JULY
                                                                31,
                                                     --------------------------
                                                         1996          1995
                                                     ------------  ------------
From operations:
Net investment income (loss).......................  $    (43,603) $    290,934
Net realized gains (losses) from:
     Investment transactions.......................       523,875    (8,649,451)
     Foreign currency transactions.................       (82,912)   (1,840,999)
Net change in unrealized appreciation/depreciation
 of:
     Investments...................................     3,542,207     5,422,005
     Other assets and liabilities denominated in
      foreign currencies...........................        (9,152)    1,470,411
                                                     ------------  ------------
Net increase (decrease) in net assets resulting
 from operations...................................     3,930,415    (3,307,100)
                                                     ------------  ------------
Distributions to shareholders from:
Net realized gains from investment transactions....       --         (3,029,168)
                                                     ------------  ------------
Net increase (decrease) in net assets..............     3,930,415    (6,336,268)
Net assets:
Beginning of period................................    44,137,385    50,473,653
                                                     ------------  ------------
End of period......................................  $ 48,067,800  $ 44,137,385
                                                     ------------  ------------
                                                     ------------  ------------

                 See accompanying notes to financial statements

                       NOTES   TO   FINANCIAL   STATEMENTS

                ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                Global Small Cap Fund Inc. (the 'Fund') was incorporated in Maryland on June 22, 1993 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. Prior to commencing operations on October 15, 1993, the Fund had no activities other than organizational matters and the sale to Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'), of 6,667 shares of common stock for a total of $100,005. Organizational costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed 60 months from the date the Fund commenced operations.

                The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

                Valuation of Investments--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins, or GE Investment Management Incorporated ('GEIM'), the sub-adviser to the Fund, as the primary market. Securities traded in the over-the-counter ('OTC') market and listed on The Nasdaq Stock Market, Inc. ('Nasdaq') are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to valuation. The amortized cost method, which approximates market value, generally is used to value debt obligations with sixty days or less remaining to maturity unless the Fund's board of directors determines that this does not represent fair value. Securities, including limited partnership interests, and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors.

                All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian, unless the board of directors determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of trading on the American Stock Exchange ('AMEX'). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the AMEX, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors.

                Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated on the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ('ex-date') (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the Fund becomes aware of such dividends). Interest income is recorded on an accrual basis.

                Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and
                (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

                The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of the fluctuations in market price of investment securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

                Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

                Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. For the year ended July 31, 1996, the reclassification arising from permanent book/tax differences resulted in a reduction to accumulated net investment loss of $389,806, an increase to accumulated net realized losses from investment transactions of $94,258, and a decrease to additional paid-in-capital of $295,548. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

                CONCENTRATION OF RISK

                Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which this Fund is authorized to invest.

                Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small managment group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

                The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

                INVESTMENT ADVISER AND ADMINISTRATOR

                The Fund has an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is computed weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

                Mitchell Hutchins has a separate Sub-Advisory Agreement ('Sub-Advisory Agreement') with GEIM. In accordance with the Sub-Advisory Agreement, Mitchell Hutchins (not the Fund) pays GEIM a fee at an annual rate of 0.50% of the Fund's average weekly net assets.

                INVESTMENTS IN SECURITIES

                For federal income tax purposes, the cost of securities owned at July 31, 1996 was substantially the same as the cost of securities for financial statement purposes.

                At July 31, 1996, the components of the net unrealized appreciation of investments were as follows:

                           Gross appreciation (investments having
                               an excess of value over cost).....  $  8,407,946
                           Gross depreciation (investments having
                               an excess of cost over value).....    (3,480,691)
                                                                   ------------
                           Net unrealized appreciation of
                               investments.......................  $  4,927,255
                                                                   ------------
                                                                   ------------

                For the year ended July 31, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $30,660,204 and $28,091,840, respectively.

                FEDERAL TAX STATUS

                The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

                In accordance with U.S. Treasury regulations, the Fund has elected to defer $1,191,736 of net realized capital losses and $66,873 of net realized currency losses arising after October 31, 1995. Such losses are treated for tax purposes as arising on August 1, 1996.

                At July 31, 1996, the Fund had a net capital loss carryforward of $7,119,784 which expires as follows: $2,432,202 in 2003 and $4,687,582 in 2004.

                CAPITAL STOCK

                At July 31, 1996, Mitchell Hutchins owned 6,667 shares of the Fund.

                        GLOBAL   SMALL   CAP   FUND   INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                                 FOR THE PERIOD
                                                                                                  OCTOBER 15,
                                                                                                     1993+
                                                               FOR THE YEARS ENDED JULY 31,            TO
                                                            ----------------------------------      JULY 31,
                                                                   1996              1995             1994
                                                            ------------------  --------------  ----------------

Net asset value, beginning of period......................  $          11.61    $      13.28    $     14.18
                                                                  ----------    --------------  ----------------
Net investment income (loss)..............................             (0.01)           0.08          (0.05)
Net realized and unrealized gains (losses) from investment
  transactions............................................              1.04           (0.95)         (0.80)
                                                                  ----------    --------------  ----------------
Net income (loss) from investment operations..............              1.03           (0.87)         (0.85)
                                                                  ----------    --------------  ----------------
Distributions from net realized gains.....................         --                  (0.80)       --
                                                                  ----------    --------------  ----------------
Offering costs charged to additional paid-in capital......         --                --               (0.05)
                                                                  ----------    --------------  ----------------
Net asset value, end of period............................  $          12.64    $      11.61    $     13.28
                                                                  ----------    --------------  ----------------
                                                                  ----------    --------------  ----------------
Market value, end of period...............................  $          10.38    $       9.25    $     12.13
                                                                  ----------    --------------  ----------------
                                                                  ----------    --------------  ----------------
Total investment return (1)...............................             12.22%         (17.64)%       (14.46)%
                                                                  ----------    --------------  ----------------
                                                                  ----------    --------------  ----------------
Ratios/Supplemental Data:
Net assets, end of period (000's).........................  $         48,068    $     44,137    $    50,474
Expenses to average net assets............................              1.76%           1.69%          1.79%*
Net investment income (loss) to average net assets........             (0.10)%          0.62%         (0.46)%*
Portfolio turnover........................................                64%            187%            71%

------------------
 + Commencement of operations
 * Annualized
(1) Total investment return is calculated assuming a purchase of common stock at market value on the first day of each period reported, reinvestment of all dividends and distributions, if any, in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return does not reflect sales charges or brokerage commissions. Total investment returns for periods of less than one year have not been annualized.

                        GLOBAL   SMALL   CAP   FUND   INC.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

                To the Board of Directors and Stockholders of Global Small Cap Fund Inc.:

                We have audited the accompanying statement of assets and liabilities of Global Small Cap Fund Inc. (the 'Fund'), including the portfolio of investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at July 31, 1996 by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Small Cap Fund Inc. as of July 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP


                New York, New York
                September 11, 1996

                        GLOBAL   SMALL   CAP   FUND   INC.

                TAX   INFORMATION

                We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (July 31, 1996) as to federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that no distributions were paid by the Fund during the period.

                Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1996. The second notification (if necessary), which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns is made in conjunction with Form 1099 DIV and will be mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                        GLOBAL   SMALL   CAP   FUND   INC.
                       GENERAL   INFORMATION   (UNAUDITED)

                THE FUND

                Global Small Cap Fund Inc. (the 'Fund') is a diversified, closed-end management investment company whose shares trade on the American Stock Exchange ('AMEX'). The Fund's investment objective is long-term capital appreciation. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $43.4 billion in assets under management. The Fund's sub-adviser is GE Investment Management Incorporated, a wholly owned subsidiary of General Electric Company, which, together with General Electric Investment Corporation, also a wholly owned subsidiary of General Electric Company, manages over $55.1 billion in assets.

                SHAREHOLDER INFORMATION

                The Fund's AMEX trading symbol is 'GSG'. Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's, as well as numerous other newspapers.

                A special meeting of shareholders was held on April 11, 1996, at which the following proposals were approved for the Fund:


                                           PROPOSAL 1

                    To vote for or against the election of Directors:

                                                                                   SHARES VOTED          SHARES
                                                                                       FOR         WITHHOLD AUTHORITY
                                                                                   ------------    ------------------
                      Margo N. Alexander........................................     1,871,930            98,924
                      Richard Q. Armstrong......................................     1,871,850            99,004
                      E. Garrett Bewkes, Jr.....................................     1,870,717           100,137
                      Richard R. Burt...........................................     1,871,630            99,224
                      Mary C. Farrell...........................................     1,870,897            99,957
                      Meyer Feldberg............................................     1,871,950            98,904
                      George W. Gowen...........................................     1,870,997            99,857
                      Frederic V. Malek.........................................     1,869,377           101,477
                      Carl W. Schafer...........................................     1,871,950            98,904
                      John R. Torell III........................................     1,872,450            98,404

                        GLOBAL   SMALL   CAP   FUND   INC.

                                           PROPOSAL 2

                To vote for or against the following changes to the Fund's fundamental investment restrictions and policies:

                                                                                                      SHARES
                                                                                       SHARES VOTED    VOTED    SHARES
                                                                                           FOR        AGAINST   ABSTAIN
                                                                                       ------------   -------   -------
                      Modification of Fundamental Restriction on Portfolio
                         Diversification for Diversified Funds.......................    1,404,550    34,385    81,918
                      Modification of Fundamental Restriction on Concentration.......    1,404,254    34,983    81,616
                      Modification of Fundamental Restriction on Senior Securities
                         and Borrowing . . ..........................................    1,359,688    79,910    81,255
                      Modification of Fundamental Restriction on Making Loans........    1,338,386    84,216    98,251
                      Modification of Fundamental Restriction on Underwriting
                         Securities..................................................    1,348,277    90,155    82,421
                      Modification of Fundamental Restriction on Real Estate
                         Investments.................................................    1,356,803    80,497    83,553
                      Modification of Fundamental Restriction on Investing in
                         Commodities.................................................    1,331,138    94,864    94,851
                      Elimination of Fundamental Restriction on Margin

                         Transactions................................................    1,349,837    88,510    82,506
                      Elimination of Fundamental Restriction on Short Sales..........    1,347,965    91,458    81,430
                      Elimination of Fundamental Restriction on Investments in Oil,
                         Gas and Mineral Leases and Programs.........................    1,345,433    89,611    85,809

                (Broker non-votes and abstentions are included within the 'Shares Withhold Authority' and 'Shares Abstain' totals.)

                DISTRIBUTION POLICY

                The Fund intends to pay dividends from its net investment income and net short-term capital gain, if any, at least annually. The Fund anticipates distributing substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) with the regular annual dividend. The Fund also intends to distribute any net realized gains from foreign currency transactions with such dividend. The Fund may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gains.

                The Fund has established a Dividend Reinvestment Plan under which stockholders will have all dividends and other distributions on their shares of Common Stock automatically reinvested in additional shares of Common Stock purchased in the open market, unless such stockholders elect to receive cash. Stockholders who intend to hold their shares through any other broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The Fund will not issue any new shares of Common Stock in connection with its Dividend Reinvestment Plan.

                Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1996. The second notification (if necessary), which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns is made in conjunction with Form 1099 DIV and will be mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                     [This page intentionally left blank]

BOARD OF DIRECTORS

E. Garrett Bewkes, Jr., Chairman
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
John R. Torell III

OFFICERS

Margo N. Alexander
President
Victoria E. Schonfeld

Vice President
Dianne E. O'Donnell
Vice President and Secretary
Julian F. Sluyters
Vice President and Treasurer

INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

INVESTMENT SUB-ADVISER

GE Investment Management Incorporated
3003 Summer Street
Stamford, Connecticut 06904

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                   PaineWebber [LOGO]
             1996 PaineWebber Incorporated
                       Member SIPC

PaineWebber [LOGO]

--------------------------------------------------------------------------------



GLOBAL SMALL
CAP FUND INC.


ANNUAL REPORT

JULY 31, 1996